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                                                                   EXHIBIT 10.17

                           MODIFICATION TO AMENDMENT
                          TO OPTION AGREEMENTS I & II

     THIS MODIFICATION TO AMENDMENT is made and becomes effective as of March 5, 1999 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science Based Industrial Park, Hsinchu, Taiwan and Adaptec Manufacturing (S) Ptd. Ltd., a company organized under the laws of Singapore, with it's registered address at Six Battery Road, 532-00, Singapore, 049909 ("Customer").

RECITALS

     WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to maintain TSMC's guarantee to continue to supply the wafers;

     WHEREAS, Parties wish to modify the terms of the Amendment to Option Agreements I and II as set forth herein;

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

Parties agree to replace the definition of "Wafer Equivalent" under Section 1(b) of the Amendment to the following: "Wafer Equivalent" used in this Amendment shall mean the number of six-inch physical wafers (with no reference to the equivalency factor in Exhibit A) for 1998 Base Capacity. For the purposes of this Amendment, each eight-inch physical wafer is equal to one point seven eight (1.78) six-inch physical wafer.

IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.

TAIWAN SEMICONDUCTOR                      ADAPTEC MANUFACTURING(S)
MANUFACTURING CO., LTD.                   Ptd. Ltd.

By: /s/ Magnus Ryde for Ron Norris        By: /s/ Sam Kazarian
   ----------------------------------        --------------------------------
        Magnus Ryde for Ron Norris                Sam Kazarian
        Sr. Vice President, Worldwide             Vice President, Operations
        Sales and Marketing